Exhibit 10.23

2008 Xi’an Qinba Pharmaceuticals Co., Ltd. Drug Procurement Contract

Drug Procurement Contract

Party A: Xi’an Qinba Pharmaceuticals C., Ltd. (Pharmaceuticals Manufacturing)
Party B: Shaanxi Qiangli Technology Co., Ltd. (Dealer)
In terms of 《Pharmaceutical Administration Law of the People's Republic of China》、《2008 Shaanxi Province Medical Institution Drug Procurement Scheme》、《Shaanxi Province Medical Institution Drug Price Fixing and Competing Online Sunshine Procurement Management and Supervision interim measure》，to ensure a smooth dealing and guarantee the two parties’rights and duties, hereby engage this contract.

I. Party A should purchase drugs listed in the contract appendix (see also “appendix”) according to drugs information provided by market (the “implementing market”) when Party B’s implementing contract services, Party A send orders to Party B via telephone or transaction system and Party B offer drugs in the basis of orders; orders that acknowledged by both parties are significant components of the contract.
Party B shall make confirmation to Party A’s orders within one day after Party A sent the orders.

II. Party B shall provide drugs to Party A according to the drug purchase list (see also “appendix”).

III. Party B shall ensure that Party A will not receiving any requirements about patent rights, trade mark privileges or protection period from any other Party.

IV. Drugs provided by Party B shall meet the relevant standards of national regulations, drugs’ package, quality and price should be consistent with online entry list, could not be changed, provide relevant doping test report in requirement of Party A, and send drugs to appointed place as Party A’s request.

V. Delivery Deadline
Party B should make the delivery done within one day since Party B made the confirmation to Party A’s orders, no long than 2 days at most; drugs in urgent need should be delivered within 4 hours.

VI. Offering Price and Settlement of Accounts

（1）Offering Price：the price will follow the info publicized by the implementing market, the price include cost price, transportation, package, follow up services, taxes and other surcharges; during the indentured period, in case of price adjustment by government policy, the price will follow the updated info publicized by the implementing market, so as the outstanding drugs.
（2）Settlement of Accounts：Party A shall make the payment to Party B within 60 days after receiving the drugs delivered from Party B.

VII. Check and Acceptance of Drugs and dissent
Party A has the right to deny drugs delivered from Party B in event that the quality, validity, package of the drugs are not met with the orders, Party B shall make exchanges and responsible for any results of influencing Party A’s Production. Effectiveness lost or quality descent caused by misuse, pour maintenance or any other faults by Party A, Party B will not take the responsibilities.

VIII. Party A’s Responsibilities of Breach of the Contract

（1）Party A breached the contract, purchase other drugs instead of online entry list drugs through other means, Parry A shall take the responsibilities;
（2）Party A breached the contract without reasonable excuses to refuse to accept delivered drugs or pay Party B, Party shall take the losses cause by such activities.
If any of the above situations happened, Party B has rights to lodge a complaint to local Unhealthy Tendency Prevention Administration Office.

IX. Party B’s Responsibilities of Breach of the Contract

（1）If Party B refuse to supply drugs to Party A After Party B’s confirmation of Party A’s orders, Party B shall take the responsibilities of breach of the contract.
（2）If drugs supplied by Party B are not accord with relevant regulations, Party B shall take legal sanction accordingly.
If any of the above situations happened, Party A has rights to lodge a complaint to local Unhealthy Tendency Prevention Administration Office.

X. If any party of this contract could not implement its obligations or caused delay of engaged agreements by force majeure (“force majeure” means situations beyond both parties’ controlling ability, unforeseen event, but not include any party’s omission or inadvertence. The situations include but not limited to: war, disaster, flood, typhoon, earthquake and other engaged matters by both parties). If force majeure happened in any form, both parties should inform each other about the situation in the first time by written notification. Besides other engaged matters, both parties shall fully act its obligations and seek actively adoptable proposals to implement other doable obligations. After force majeure gone, the parties shall communicate and further complete their obligations in reasonable time.

XI. Change and Termination of the Contract
If Party B suffered corp. close, termination, merge with other corp., transfer that can not act its obligations, Party B shall inform Party A immediately and provide evidence to provincial or upper drug administration department, the parties could terminate this contract. The parties should communicate to confirm if any changes have to be made with the contract.

XII. Terms not mentioned within this contract shall accord with《2008 Shaanxi Province Medical Institution Drug Procurement Scheme》、《Shaanxi Province Medical Institution Drug Price Fixing and Competing Procurement Management and Supervision interim measure》. If still can not be made sure, the parties shall communicate to settle, or make complementary agreements to this contract, complementary agreements have equivalent legal forces.

XIII. Any arguments caused by this contract, the parties shall communicate to settle; if not settled, any party could issue submission arbitration or litigation.

XIV.  Upon the date of signature and execution of this contract, any affairs relevant with online trading shall take the binding force of this contract.

XV. this contract become valid since January 1st, 2008 to December 31st, 2010.

Each Party maintains one contract which is duplicate of the other.

Party A (seal):	Party B (seal):

Xi’an Qinba Pharmaceuticals C., Ltd.	Shaanxi Qiangli Technology Co., Ltd.

Authorized Representative(signature)：	Authorized Representative(signature)：

/s/ Zhang Lin	/s/ Feng Weiqun
Zhang Lin	Feng Weiqun

Date：December 28, 2007	Date：December 28, 2007

Drug trading contract （Attachment）
Purchase List

Vendee：：	Xi'an Qinba Pharmaceutical Co., Ltd.
Vendor：	Shaanxi Qiangli Technology Co., Ltd.

CN	Name	Unit	Price	Amount
01001	Sucrose	kg	2.8000	1,273,438	Atmost/Year
01012	Magnesium Stearate	kg	14.5300	875	Atmost/Year
01226	Caramel Color	kg	9.0000	625	Atmost/Year
01110	Activated Carbon	kg	7.9600	325	Atmost/Year
01027	Bayberry Flavor	kg	16.6853	188	Atmost/Year
01083	Hydrochloric	kg	0.1280	23,750	Atmost/Year
01026	Almond Essence	kg	3.5100	63	Atmost/Year
01025	Banana Essence	kg	18.1730	3,575	Atmost/Year
01029	Vanilla	kg	25.5206	425	Atmost/Year
01052	Carboxymethyl Starch Sodium	kg	10.0619	1,438	Atmost/Year
01002	Pigment	kg	86.0043	88	Atmost/Year
01028	Raspberry Flavour	kg	17.5000	438	Atmost/Year
01081	Lappaconitine Hydrobromide	kg	21,596.3200	13	Atmost/Year
01057	Hypromellose	kg	24.7011	938	Atmost/Year
01039	Gelatin	kg	20.0000	3,438	Atmost/Year
01040	Ammonium Chloride	kg	8.1280	3,750	Atmost/Year
01163	the Membrane Capsule Powder（Green）	kg	108.9700	250	Atmost/Year
01041	Calcium monohydrogen phosphate	kg	9.8078	5,938	Atmost/Year
01186	polyvinylpyrrolidone（PVP）	kg	17.0000	250	Atmost/Year
01114	Favoring Orange Essence	kg	15.4280	813	Atmost/Year
01115	Trimethoprim	kg	98.0900	4,063	Atmost/Year
01058	Talcpowder	kg	2.0400	39,375	Atmost/Year
01036	Dextrin	kg	2.0000	29,250	Atmost/Year
01050	Citric Acid	kg	10.5000	1,250	Atmost/Year
01054	Sodium Citrate	kg	10.5000	1,188	Atmost/Year
01042	Paracetamol	kg	16.7093	15,625	Atmost/Year
01037	Starch	kg	2.6188	90,938	Atmost/Year
01172	Propylene Glycol	kg	16.8493	6,875	Atmost/Year
01105	Calcium benzoate	kg	20.4000	4,925	Atmost/Year
01104	Benzoic Acid	kg	14.5000	1,250	Atmost/Year
01117	NA	kg	3.5000	1,500	Atmost/Year
01164	the Membrane Capsule Powder（Yellow）	kg	141.6695	1,250	Atmost/Year
01165	the Membrane Capsule Powder（White）	kg	49.5318	2,188	Atmost/Year
01024	Alcohol	kg	4.3588	821,688	Atmost/Year
01183	50 percent of Alcohol	kg	2.8000	9,375	Atmost/Year
01119	Inosine	kg	44.4400	2,188	Atmost/Year
01217	Phosphoric acid	kg	0.0130	177,500	Atmost/Year
01178	Caffeine	kg	51.0103	500	Atmost/Year
01222	ImmatureBitterOrange	kg	4.2735	36,250	Atmost/Year
01122	Lime flavour	kg	49.5725	50	Atmost/Year
01181	Dexamethasone sodium phosphate	kg	6,153.8400	25	Atmost/Year
01033	Nicotinamide	kg	61.5375	100	Atmost/Year
01212	Cysteine hydrochloride	kg	20.0000	13	Atmost/Year